EXHIBIT 99.2

FOURTH QUARTER 2009

Supplemental Operating and Financial Data

Camden Silo Creek - Ashburn, VA
284 Apartment Homes
Currently 94% Occupied

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's  beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN PROPERTY TRUST ANNOUNCES FOURTH QUARTER
 AND FULL YEAR 2009 OPERATING RESULTS

Houston, TEXAS (February 8, 2010) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and twelve months ended December 31, 2009.

Funds from Operations (“FFO”)
FFO for the fourth quarter of 2009 totaled ($0.53) per diluted share or ($36.3) million, as compared to $0.17 per diluted share or $10.1 million for the same period in 2008.  FFO for the three months ended December 31, 2009 included a $1.24 per diluted share impact from impairment losses on land held for development and predevelopment investments.  FFO for the three months ended December 31, 2008 included an $0.88 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.15 per diluted share impact from gains related to early retirement of debt.  FFO excluding these non-recurring items for the three months ended December 31, 2009 and December 31, 2008 would have been $0.71 per diluted share and $0.90 per diluted share respectively.

FFO for the twelve months ended December 31, 2009 totaled $1.68 per diluted share or $109.9 million, as compared to $2.90 per diluted share or $169.6 million for the same period in 2008.  FFO for the twelve months ended December 31, 2009 included a $1.31 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.04 per diluted share impact from losses related to early retirement of debt.  FFO for the twelve months ended December 31, 2008 included an $0.88 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.23 per diluted share impact from gains related to early retirement of debt.  FFO excluding these non-recurring items for the twelve months ended December 31, 2009 and December 31, 2008 would have been $3.04 per diluted share and $3.54 per diluted share respectively.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported a net loss attributable to common shareholders (“EPS”) of $79.3 million or $1.19 per diluted share for the fourth quarter of 2009, as compared to a net loss of $34.9 million or $0.63 per diluted share for the same period in 2008.  EPS for the three months ended December 31, 2009 included a $1.24 per diluted share impact from impairment losses on land held for development and predevelopment investments.  EPS for the three months ended December 31, 2008 included a $0.93 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.16 per diluted share impact from gains related to early retirement of debt.

For the twelve months ended December 31, 2009, Camden reported a net loss attributable to common shareholders of $50.8 million or $0.80 per diluted share, as compared to net income attributable to common shareholders of $71.0 million or $1.28 per diluted share for the same period in 2008.  EPS for the twelve months ended December 31, 2009 included an $1.31 per diluted share impact from impairment losses on land held for development and predevelopment investments, a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt.  EPS for the twelve months ended December 31, 2008 included a $1.50 per diluted share impact from gain on sale of properties including discontinued operations, a $0.93 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.25 per diluted share impact from gains related to early retirement of debt.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 42,670 apartment homes included in consolidated same-property results, fourth quarter 2009 same-property net operating income (“NOI”) declined 5.5% compared to the fourth quarter of 2008, with revenues declining 5.1% and expenses declining 4.4%.  On a sequential basis, fourth quarter 2009 same-property NOI increased 2.6% compared to the third quarter of 2009, with revenues declining 2.7% and expenses declining 10.2% compared to the prior quarter.  On a full-year basis, 2009 same-property NOI declined 6.0%, with a revenue decline of 3.1% and expense growth of 1.8% compared to the same period in fiscal year 2008.  Same-property physical occupancy levels for the combined portfolio averaged 92.9% during the fourth quarter of 2009, compared to 93.7% in the fourth quarter of 2008 and 93.7% in the third quarter of 2009.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity
During the fourth quarter, the Company completed lease-up at Camden Orange Court in Orlando, FL, a $45.5 million project that is currently 94% occupied.  Camden currently has one wholly-owned apartment community completed and in lease-up: Camden Dulles Station in Oak Hill, VA, a $72.3 million project that is currently 85% leased.

Camden also had two joint venture communities which were completed and in lease-up:  Camden Amber Oaks in Austin, TX, a $35.2 million project that is currently 80% leased; and Braeswood Place in Houston, TX, a $50.3 million project that is currently 64% leased.  Camden has two additional joint venture communities currently under construction in Houston, TX:  Belle Meade, a $36.7 million project that is currently 32% leased; and Camden Travis Street, a $39.0 million project that is currently 31% leased.

Camden recently announced a reduction in the number of planned development projects it would undertake, which resulted in a $85.6 million impairment charge during the fourth quarter of 2009.  [See press release dated February 2, 2010 for further details.]

Earnings Guidance
Camden provided initial earnings guidance for 2010 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2010 FFO is expected to be $2.35 to $2.65 per diluted share, and full-year 2010 EPS is expected to be $(0.24) to $0.06 per diluted share.  First quarter 2010 earnings guidance is $0.64 to $0.68 per diluted share for FFO and $(0.01) to $0.03 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s initial 2010 earnings guidance is based on projections of same-property revenue declines between 2.25% and 4.25%, expense growth between 2.0% and 3.5%, and NOI declines between 5.5% and 8.5%.  Additional information on the Company’s 2010 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Tuesday, February 9, 2010 at 11:00 a.m. Central Time to review its fourth quarter and full-year 2009 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 4636692, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 183 properties containing 63,286 apartment homes across the United States.  Upon completion of two properties under development, the Company’s portfolio will increase to 63,658 apartment homes in 185 properties.  Camden was recently named by FORTUNE® Magazine for the third consecutive year as one of the “100 Best Companies to Work For” in America.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN			FINANCIAL HIGHLIGHTS
			(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2009		2008		2009		2008
Total property revenues (a)	$153,063		$157,642		$623,926		$624,016

EBITDA	82,739		88,714		334,249		349,162

Net income (loss) attributable to common shareholders	(79,286)		(34,909)		(50,800)		70,973
Per share - basic	(1.19)		(0.63)		(0.80)		1.28
Per share - diluted	(1.19)		(0.63)		(0.80)		1.28

Income (loss) from continuing operations attributable to common shareholders	(79,286)		(35,451)		(69,028)		(14,072)
Per share - basic	(1.19)		(0.64)		(1.09)		(0.26)
Per share - diluted	(1.19)		(0.64)		(1.09)		(0.26)

Funds from operations	(36,319)		10,104		109,947		169,585
Per share - diluted	(0.53)		0.17		1.68		2.90

Dividends per share	0.45		0.70		2.05		2.80
Dividend payout ratio (b)	63.4%		66.7%		68.6%		74.1%

Interest expensed (including discontinued operations)	30,932		33,702		128,296		132,865
Interest capitalized	2,720		4,076		10,298		17,718
Total interest incurred	33,652		37,778		138,594		150,583

Principal amortization	1,125		2,366		6,445		11,907
Preferred distributions	1,750		1,750		7,000		7,000

Interest expense coverage ratio	2.7	x	2.6	x	2.6	x	2.6	x
Total interest coverage ratio	2.5	x	2.3	x	2.4	x	2.3	x
Fixed charge expense coverage ratio	2.4	x	2.3	x	2.4	x	2.3	x
Total fixed charge coverage ratio	2.3	x	2.1	x	2.2	x	2.1	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.4	x	2.0	x	2.4	x	2.0	x

Same property NOI increase (decrease) (c)	(5.5%)		(2.8%)		(6.0%)		(0.4%)
(# of apartment homes included)	42,670		40,340		42,670		40,340

Gross turnover of apartment homes (annualized)	62%		66%		69%		73%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	52%		56%		58%		63%

					As of December 31,
					2009		2008
Total assets					$4,607,999		$4,730,342
Total debt					$2,625,199		$2,832,396
Common and common equivalent shares, outstanding end of period (d)					69,190		58,379
Share price, end of period					$42.37		$31.34
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (e)					$1,706,938		$1,599,281
Market equity value, end of period (e)					$3,031,580		$1,929,598

(a)	Excludes discontinued operations.

(b)	Excludes ($1.24) and ($0.88) per diluted share in the fourth quarter 2009 and 2008, respectively, and ($1.31) and ($0.88) per diluted share year to date 2009 and 2008, respectively, for non-cash impairments on land held for development and pre-development investments.

(c)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.

(d)	Includes at December 31, 2009: 66,385 common shares (including 227 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,805).

(e)	Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		OPERATING RESULTS
		(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING DATA	2009	2008	2009	2008
Property revenues
Rental revenues	$131,420	$137,921	$537,422	$547,718
Other property revenues	21,643	19,721	86,504	76,298
Total property revenues	153,063	157,642	623,926	624,016

Property expenses
Property operating and maintenance	42,099	41,990	175,788	168,981
Real estate taxes	15,937	17,052	71,079	70,301
Total property expenses	58,036	59,042	246,867	239,282

Non-property income
Fee and asset management income	1,915	2,274	8,008	9,167
Interest and other income	412	1,077	2,826	4,736
Income (loss) on deferred compensation plans	2,907	(13,713)	14,609	(33,443)
Total non-property income (loss)	5,234	(10,362)	25,443	(19,540)

Other expenses
Property management	5,016	4,722	18,864	19,910
Fee and asset management	1,366	1,435	4,878	6,054
General and administrative	8,233	7,699	31,243	31,586
Interest	30,932	33,702	128,296	132,399
Depreciation and amortization	43,919	43,300	174,682	171,814
Amortization of deferred financing costs	1,569	837	3,925	2,958
Expense (benefit) on deferred compensation plans	2,907	(13,713)	14,609	(33,443)
Total other expenses	93,942	77,982	376,497	331,278

Income from continuing operations before gain on sale of properties, including land, gain (loss) on early retirement of debt, impairment associated
with land development activities, and equity in income (loss) of joint ventures	6,319	10,256	26,005	33,916
Gain on sale of properties, including land	-	-	-	2,929
Gain (loss) on early retirement of debt	-	8,828	(2,550)	13,566
Impairment associated with land development activities	(85,614)	(51,323)	(85,614)	(51,323)
Equity in income (loss) of joint ventures	103	(483)	695	(1,265)
Loss from continuing operations before income taxes	(79,192)	(32,722)	(61,464)	(2,177)
Income tax expense - current	(195)	(327)	(967)	(843)
Loss from continuing operations	(79,387)	(33,049)	(62,431)	(3,020)
Income from discontinued operations	-	619	1,341	4,847
Gain (loss) on sale of discontinued operations	-	(77)	16,887	80,198
Net income (loss)	(79,387)	(32,507)	(44,203)	82,025
Less (income) loss allocated to noncontrolling interests	1,851	(652)	403	(4,052)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Net income (loss) attributable to common shareholders	($79,286)	($34,909)	($50,800)	$70,973

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income (loss)	($79,387)	($32,507)	($44,203)	$82,025
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(1,984)	(36,109)	(12,291)	(44,386)
Reclassification of net losses on cash flow hedging activities	5,750	2,442	22,192	9,317
Gain on postretirement obligations	-	33	-	136
Comprehensive income (loss)	(75,621)	(66,141)	(34,302)	47,092
Less (income) loss allocated to noncontrolling interests	1,851	(652)	403	(4,052)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Comprehensive income (loss) attributable to common shareholders	($75,520)	($68,543)	($40,899)	$36,040

PER SHARE DATA
Net income (loss) attributable to common shareholders - basic	($1.19)	($0.63)	($0.80)	$1.28
Net income (loss) attributable to common shareholders - diluted	(1.19)	(0.63)	(0.80)	1.28
Income (loss) from continuing operations attributable to common shareholders - basic	(1.19)	(0.64)	(1.09)	(0.26)
Income (loss) from continuing operations attributable to common shareholders - diluted	(1.19)	(0.64)	(1.09)	(0.26)

Weighted average number of common and
common equivalent shares outstanding:
Basic	66,134	55,401	62,359	55,272
Diluted	66,134	55,401	62,359	55,272

Note: Please refer to pages 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		FUNDS FROM OPERATIONS
		(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
FUNDS FROM OPERATIONS	2009	2008	2009	2008

Net income (loss) attributable to common shareholders	($79,286)	($34,909)	($50,800)	$70,973
Real estate depreciation and amortization from continuing operations	42,773	42,403	170,480	168,264
Real estate depreciation from discontinued operations	-	-	-	2,745
Adjustments for unconsolidated joint ventures	1,988	1,960	7,800	7,103
Income (loss) allocated to noncontrolling interests	(1,794)	573	(646)	3,617
Gain (loss) on sale of operating properties, net of taxes	-	-	-	(2,929)
Gain (loss) on sale of discontinued operations	-	77	(16,887)	(80,188)
Funds from operations - diluted	($36,319)	$10,104	$109,947	$169,585

PER SHARE DATA
Funds from operations - diluted	($0.53)	$0.17	$1.68	$2.90
Cash distributions	0.45	0.70	2.05	2.80

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	69,119	58,398	65,266	58,528

PROPERTY DATA
Total operating properties (end of period) (a)	183	181	183	181
Total operating apartment homes in operating properties (end of period) (a)	63,286	62,903	63,286	62,903
Total operating apartment homes (weighted average)	50,515	50,509	50,608	51,277
Total operating apartment homes - excluding discontinued operations (weighted average)	50,515	49,838	50,272	49,312

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		BALANCE SHEETS
		(In thousands)

(Unaudited)	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2009	2009	2009	2009	2008
ASSETS
Real estate assets, at cost
Land	$747,921	$746,825	$746,936	$746,935	$744,059
Buildings and improvements	4,512,124	4,484,335	4,473,906	4,466,296	4,447,587
	5,260,045	5,231,160	5,220,842	5,213,231	5,191,646
Accumulated depreciation	(1,149,056)	(1,107,227)	(1,065,861)	(1,023,466)	(981,049)
Net operating real estate assets	4,110,989	4,123,933	4,154,981	4,189,765	4,210,597
Properties under development and land	201,581	279,620	268,655	258,239	264,188
Investments in joint ventures	43,542	43,236	22,334	15,158	15,106
Properties held for sale, including land	-	6,622	6,732	20,696	20,653
Total real estate assets	4,356,112	4,453,411	4,452,702	4,483,858	4,510,544
Accounts receivable - affiliates	36,112	35,971	35,909	36,105	37,000
Notes receivable
Affiliates	45,847	54,462	54,033	58,481	58,109
Other	-	-	-	-	8,710
Other assets, net (a)	102,114	104,669	92,421	84,905	103,013
Cash and cash equivalents	64,156	81,683	157,665	7,256	7,407
Restricted cash	3,658	3,901	5,190	4,437	5,559
Total assets	$4,607,999	$4,734,097	$4,797,920	$4,675,042	$4,730,342

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,645,926	$1,646,106	$1,728,150	$2,151,492	$2,103,187
Secured	979,273	976,051	969,668	680,631	729,209
Accounts payable and accrued expenses	74,420	78,466	65,012	73,250	82,575
Accrued real estate taxes	23,241	42,386	30,154	19,113	23,600
Other liabilities (b)	145,176	145,464	132,763	137,397	149,554
Distributions payable	33,025	33,028	33,050	43,136	42,936
Total liabilities	2,901,061	2,921,501	2,958,797	3,105,019	3,131,061

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	770	770	769	666	660
Additional paid-in capital	2,525,656	2,522,525	2,517,788	2,242,940	2,237,703
Distributions in excess of net income attributable to common shareholders	(492,571)	(383,265)	(357,168)	(345,481)	(312,309)
Notes receivable secured by common shares	(101)	(101)	(287)	(291)	(295)
Treasury shares, at cost	(462,188)	(462,188)	(462,751)	(462,751)	(463,209)
Accumulated other comprehensive loss (c)	(41,155)	(44,921)	(41,886)	(48,716)	(51,056)
Total common shareholders' equity	1,530,411	1,632,820	1,656,465	1,386,367	1,411,494
Noncontrolling interest	78,602	81,851	84,733	85,731	89,862
Total shareholders' equity	1,609,013	1,714,671	1,741,198	1,472,098	1,501,356
Total liabilities and shareholders' equity	$4,607,999	$4,734,097	$4,797,920	$4,675,042	$4,730,342

(a) includes:
net deferred charges of:	$11,113	$11,617	$12,108	$10,061	$10,505

(b) includes:
deferred revenues of:	$2,664	$2,938	$3,183	$2,402	$2,640
distributions in excess of investments in joint ventures of:	$31,410	$30,507	$30,287	$31,318	$30,105
fair value adjustment of derivative instruments:	$41,083	$44,730	$41,797	$48,693	$51,068

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN						PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2009 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (b)	4,157	1,037	5,194	508	5,702	366	6,068	-	6,068
Las Vegas, NV	2,889	1,080	3,969	4,047	8,016	-	8,016	-	8,016
Los Angeles/Orange County, CA	1,770	-	1,770	711	2,481	-	2,481	-	2,481
San Diego/Inland Empire, CA	846	350	1,196	-	1,196	-	1,196	-	1,196
Tampa, FL	4,965	538	5,503	-	5,503	-	5,503	-	5,503
Dallas, TX	4,723	940	5,663	456	6,119	-	6,119	-	6,119
Houston, TX (c)	2,679	1,783	4,462	1,487	5,949	340	6,289	372	6,661
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Charlotte, NC	3,286	288	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	261	3,557	-	3,557	-	3,557	-	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Austin, TX (d)	1,645	208	1,853	253	2,106	348	2,454	-	2,454
Other	696	1,066	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	42,670	7,551	50,221	12,011	62,232	1,054	63,286	372	63,658

(a)	Includes two redevelopment properties (672 apartment homes).
(b)	D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c)	340 units completed in lease up in Houston, TX are held through a joint venture investment. 372 units under construction in Houston, TX are held through joint venture investments, of which 253 units are fully consolidated.
(d)	348 units in lease-up in Austin, TX are held through a joint venture investment.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (g)

	"Same Property" Communities	Operating Communities (e)	Incl. JVs at Pro Rata % (f)	Dec 31 2009	Sep 30 2009	Jun 30 2009	Mar 31 2009	Dec 31 2008
D.C. Metro	16.3%	19.0%	18.6%	94.1%	95.9%	95.0%	94.2%	94.8%
Las Vegas, NV	5.4%	6.4%	7.2%	90.6%	91.4%	93.1%	93.0%	93.0%
Los Angeles/Orange County, CA	7.1%	5.8%	6.0%	94.1%	94.1%	93.4%	92.3%	94.2%
San Diego/Inland Empire, CA	2.8%	3.4%	3.2%	92.4%	93.8%	94.1%	91.6%	91.0%
Tampa, FL	8.8%	7.9%	7.6%	92.6%	92.9%	93.3%	93.5%	93.3%
Dallas, TX	7.6%	7.4%	7.2%	90.9%	92.8%	94.5%	93.4%	93.0%
Houston, TX	5.8%	8.9%	9.2%	93.3%	94.8%	95.5%	95.0%	95.6%
SE Florida	8.7%	7.2%	6.9%	94.6%	94.8%	95.4%	94.5%	95.1%
Charlotte, NC	6.9%	6.1%	5.9%	94.0%	93.4%	93.8%	92.6%	92.4%
Orlando, FL	6.6%	5.9%	5.6%	92.8%	93.6%	93.6%	94.2%	93.3%
Atlanta, GA	6.7%	5.4%	5.2%	93.0%	93.4%	94.2%	92.4%	93.3%
Denver, CO	4.3%	3.5%	3.7%	93.1%	95.2%	95.6%	93.7%	93.5%
Raleigh, NC	5.5%	4.4%	4.2%	92.9%	94.6%	94.1%	94.0%	92.7%
Phoenix, AZ	2.7%	2.1%	2.3%	91.6%	90.3%	91.5%	92.7%	92.0%
Austin, TX	3.1%	2.9%	3.0%	93.3%	94.2%	94.0%	93.1%	93.8%
Other	1.7%	3.7%	4.2%	93.8%	95.1%	95.6%	94.4%	94.6%

Total Portfolio	100.0%	100.0%	100.0%	92.7%	93.6%	94.2%	93.6%	93.6%

(e)	Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(f)	Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(g)	Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN			COMPONENTS OF
			PROPERTY NET OPERATING INCOME
			(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2009	2008	Change	2009	2008	Change
"Same Property" Communities (a)	42,670	$125,972	$132,701	($6,729)	$517,823	$534,356	($16,533)
Non-"Same Property" Communities (b)	6,879	23,243	21,753	1,490	91,283	75,238	16,045
Development and Lease-Up Communities (c)	619	1,382	704	678	4,527	1,213	3,314
Redevelopment Communities (d)	672	1,423	1,416	7	5,557	5,796	(239)
Dispositions / Other (e)	-	1,043	1,068	(25)	4,736	7,413	(2,677)
Total Property Revenues	50,840	$153,063	$157,642	($4,579)	$623,926	$624,016	($90)

Property Expenses
"Same Property" Communities (a)	42,670	$47,715	$49,891	($2,176)	$203,481	$199,930	$3,551
Non-"Same Property" Communities (b)	6,879	8,485	7,962	523	35,314	31,405	3,909
Development and Lease-Up Communities (c)	619	585	254	331	2,028	515	1,513
Redevelopment Communities (d)	672	636	672	(36)	2,671	2,796	(125)
Dispositions / Other (e)	-	615	263	352	3,373	4,636	(1,263)
Total Property Expenses	50,840	$58,036	$59,042	($1,006)	$246,867	$239,282	$7,585

Property Net Operating Income
"Same Property" Communities (a)	42,670	$78,257	$82,810	($4,553)	$314,342	$334,426	($20,084)
Non-"Same Property" Communities (b)	6,879	14,758	13,791	967	55,969	43,833	12,136
Development and Lease-Up Communities (c)	619	797	450	347	2,499	698	1,801
Redevelopment Communities (d)	672	787	744	43	2,886	3,000	(114)
Dispositions / Other (e)	-	428	805	(377)	1,363	2,777	(1,414)
Total Property Net Operating Income	50,840	$95,027	$98,600	($3,573)	$377,059	$384,734	($7,675)

Income from Discontinued Operations (f)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Property Revenues	$0	$1,198	$2,408	$15,857
Property Expenses	-	579	1,067	7,782
Property Net Operating Income	-	619	1,341	8,075
Interest	-	-	-	(466)
Depreciation and Amortization	-	-	-	(2,762)
Gain (loss) on sale of discontinued operations	-	(77)	16,887	80,198
Income from Discontinued Operations	$0	$542	$18,228	$85,045

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and Redevelopment Communities.
(b)
Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2008, or completely redeveloped prior to
January 1, 2009, excluding properties held for sale.

(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2008, excluding properties held for sale and Redevelopment Communities.
(d)	Redevelopment Communities are communities redeveloped by the Company after January 1, 2009, excluding properties held for sale.
(e)	Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties.
(f)	Represents operating results for communities disposed of during 2008 and 2009, or held for sale at December 31, 2009, of which Camden has, or expects to have, no continuing involvement.

			"SAME PROPERTY"
CAMDEN			FOURTH QUARTER COMPARISONS
			December 31, 2009
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q09	4Q08	Growth	4Q09	4Q08	Growth	4Q09	4Q08	Growth

D.C. Metro	$18,466	$18,512	(0.2%)	$5,704	$5,474	4.2%	$12,762	$13,038	(2.1%)
Las Vegas, NV	6,988	7,898	(11.5%)	2,767	2,733	1.2%	4,221	5,165	(18.3%)
Los Angeles/Orange County, CA	8,262	8,977	(8.0%)	2,702	2,744	(1.5%)	5,560	6,233	(10.8%)
San Diego/Inland Empire, CA	3,708	3,879	(4.4%)	1,469	1,523	(3.5%)	2,239	2,356	(5.0%)
Tampa, FL	12,226	12,802	(4.5%)	5,350	5,987	(10.6%)	6,876	6,815	0.9%
Dallas, TX	10,700	11,196	(4.4%)	4,728	5,075	(6.8%)	5,972	6,121	(2.4%)
Houston, TX	7,318	7,573	(3.4%)	2,807	3,020	(7.1%)	4,511	4,553	(0.9%)
SE Florida	10,609	11,390	(6.9%)	3,830	4,515	(15.2%)	6,779	6,875	(1.4%)
Charlotte, NC	8,767	9,471	(7.4%)	3,330	3,343	(0.4%)	5,437	6,128	(11.3%)
Orlando, FL	8,487	8,840	(4.0%)	3,340	3,656	(8.6%)	5,147	5,184	(0.7%)
Atlanta, GA	8,632	9,165	(5.8%)	3,382	3,602	(6.1%)	5,250	5,563	(5.6%)
Denver, CO	5,184	5,436	(4.6%)	1,779	1,679	6.0%	3,405	3,757	(9.4%)
Raleigh, NC	6,711	6,962	(3.6%)	2,429	2,216	9.6%	4,282	4,746	(9.8%)
Phoenix, AZ	3,656	4,055	(9.8%)	1,578	1,477	6.8%	2,078	2,578	(19.4%)
Austin, TX	4,159	4,376	(5.0%)	1,731	2,082	(16.9%)	2,428	2,294	5.8%
Other	2,099	2,169	(3.2%)	789	765	3.1%	1,310	1,404	(6.7%)

Total Same Property	$125,972	$132,701	(5.1%)	$47,715	$49,891	(4.4%)	$78,257	$82,810	(5.5%)

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	4Q09	4Q08	Change	4Q09	4Q08	Change

D.C. Metro	4,157	16.3%	95.1%	95.1%	0.0%	$1,392	$1,430	(2.6%)
Las Vegas, NV	2,889	5.4%	90.9%	93.4%	(2.5%)	763	852	(10.4%)
Los Angeles/Orange County, CA	1,770	7.1%	94.2%	94.8%	(0.6%)	1,513	1,649	(8.2%)
San Diego/Inland Empire, CA	846	2.8%	91.9%	91.5%	0.4%	1,433	1,538	(6.8%)
Tampa, FL	4,965	8.8%	92.6%	93.3%	(0.7%)	738	780	(5.4%)
Dallas, TX	4,723	7.6%	90.6%	93.0%	(2.4%)	693	726	(4.6%)
Houston, TX	2,679	5.8%	92.6%	95.6%	(3.0%)	861	881	(2.3%)
SE Florida	2,520	8.7%	94.6%	95.1%	(0.5%)	1,334	1,440	(7.4%)
Charlotte, NC	3,286	6.9%	93.9%	92.3%	1.6%	803	903	(11.0%)
Orlando, FL	3,296	6.6%	92.7%	93.3%	(0.6%)	793	865	(8.3%)
Atlanta, GA	3,202	6.7%	93.0%	93.3%	(0.3%)	823	898	(8.4%)
Denver, CO	1,851	4.3%	93.0%	93.6%	(0.6%)	876	921	(4.9%)
Raleigh, NC	2,704	5.5%	92.9%	92.7%	0.2%	737	782	(5.7%)
Phoenix, AZ	1,441	2.7%	92.3%	93.1%	(0.8%)	760	856	(11.2%)
Austin, TX	1,645	3.1%	92.9%	94.1%	(1.2%)	759	814	(6.8%)
Other	696	1.7%	94.1%	94.6%	(0.5%)	945	972	(2.9%)

Total Same Property	42,670	100.0%	92.9%	93.7%	(0.8%)	$914	$977	(6.4%)

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			SEQUENTIAL QUARTER COMPARISONS
			December 31, 2009
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q09	3Q09	Growth	4Q09	3Q09	Growth	4Q09	3Q09	Growth

D.C. Metro	$18,466	$18,682	(1.2%)	$5,704	$5,982	(4.6%)	$12,762	$12,700	0.5%
Las Vegas, NV	6,988	7,418	(5.8%)	2,767	2,991	(7.5%)	4,221	4,427	(4.7%)
Los Angeles/Orange County, CA	8,262	8,591	(3.8%)	2,702	2,789	(3.1%)	5,560	5,802	(4.2%)
San Diego/Inland Empire, CA	3,708	3,870	(4.2%)	1,469	1,599	(8.1%)	2,239	2,271	(1.4%)
Tampa, FL	12,226	12,641	(3.3%)	5,350	6,022	(11.2%)	6,876	6,619	3.9%
Dallas, TX	10,700	11,016	(2.9%)	4,728	5,434	(13.0%)	5,972	5,582	7.0%
Houston, TX	7,318	7,502	(2.5%)	2,807	3,451	(18.7%)	4,511	4,051	11.4%
SE Florida	10,609	10,872	(2.4%)	3,830	4,495	(14.8%)	6,779	6,377	6.3%
Charlotte, NC	8,767	8,831	(0.7%)	3,330	3,657	(8.9%)	5,437	5,174	5.1%
Orlando, FL	8,487	8,804	(3.6%)	3,340	3,703	(9.8%)	5,147	5,101	0.9%
Atlanta, GA	8,632	8,769	(1.6%)	3,382	3,705	(8.7%)	5,250	5,064	3.7%
Denver, CO	5,184	5,437	(4.7%)	1,779	1,971	(9.7%)	3,405	3,466	(1.8%)
Raleigh, NC	6,711	6,876	(2.4%)	2,429	2,750	(11.7%)	4,282	4,126	3.8%
Phoenix, AZ	3,656	3,752	(2.6%)	1,578	1,678	(6.0%)	2,078	2,074	0.2%
Austin, TX	4,159	4,230	(1.7%)	1,731	2,042	(15.2%)	2,428	2,188	11.0%
Other	2,099	2,168	(3.2%)	789	882	(10.5%)	1,310	1,286	1.9%

Total Same Property	$125,972	$129,459	(2.7%)	$47,715	$53,151	(10.2%)	$78,257	$76,308	2.6%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	4Q09	3Q09	Change	4Q09	3Q09	Change

D.C. Metro	4,157	16.3%	95.1%	96.1%	(1.0%)	$1,392	$1,398	(0.4%)
Las Vegas, NV	2,889	5.4%	90.9%	91.3%	(0.4%)	763	793	(3.8%)
Los Angeles/Orange County, CA	1,770	7.1%	94.2%	94.8%	(0.6%)	1,513	1,543	(1.9%)
San Diego/Inland Empire, CA	846	2.8%	91.9%	93.4%	(1.5%)	1,433	1,448	(1.0%)
Tampa, FL	4,965	8.8%	92.6%	92.7%	(0.1%)	738	749	(1.5%)
Dallas, TX	4,723	7.6%	90.6%	92.8%	(2.2%)	693	705	(1.7%)
Houston, TX	2,679	5.8%	92.6%	95.2%	(2.6%)	861	871	(1.2%)
SE Florida	2,520	8.7%	94.6%	94.8%	(0.2%)	1,334	1,348	(1.0%)
Charlotte, NC	3,286	6.9%	93.9%	93.4%	0.5%	803	824	(2.6%)
Orlando, FL	3,296	6.6%	92.7%	93.6%	(0.9%)	793	811	(2.2%)
Atlanta, GA	3,202	6.7%	93.0%	93.4%	(0.4%)	823	840	(2.1%)
Denver, CO	1,851	4.3%	93.0%	95.1%	(2.1%)	876	882	(0.7%)
Raleigh, NC	2,704	5.5%	92.9%	94.6%	(1.7%)	737	748	(1.4%)
Phoenix, AZ	1,441	2.7%	92.3%	90.1%	2.2%	760	784	(3.0%)
Austin, TX	1,645	3.1%	92.9%	94.2%	(1.3%)	759	767	(1.1%)
Other	696	1.7%	94.1%	94.6%	(0.5%)	945	957	(1.3%)

Total Same Property	42,670	100.0%	92.9%	93.7%	(0.9%)	$914	$929	(1.6%)

(a)
"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.

(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			YEAR TO DATE COMPARISONS
			December 31, 2009
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2009	2008	Growth	2009	2008	Growth	2009	2008	Growth

D.C. Metro	$74,218	$74,284	(0.1%)	$23,138	$21,527	7.5%	$51,080	$52,757	(3.2%)
Las Vegas, NV	29,736	32,035	(7.2%)	11,158	10,987	1.6%	18,578	21,048	(11.7%)
Los Angeles/Orange County, CA	34,262	36,158	(5.2%)	10,829	10,736	0.9%	23,433	25,422	(7.8%)
San Diego/Inland Empire, CA	15,175	15,800	(4.0%)	6,133	5,982	2.5%	9,042	9,818	(7.9%)
Tampa, FL	50,466	51,559	(2.1%)	23,504	23,707	(0.9%)	26,962	27,852	(3.2%)
Dallas, TX	44,164	44,432	(0.6%)	20,818	20,757	0.3%	23,346	23,675	(1.4%)
Houston, TX	29,919	29,830	0.3%	12,665	12,114	4.5%	17,254	17,716	(2.6%)
SE Florida	43,869	46,155	(5.0%)	17,392	17,856	(2.6%)	26,477	28,299	(6.4%)
Charlotte, NC	35,974	38,642	(6.9%)	14,038	14,000	0.3%	21,936	24,642	(11.0%)
Orlando, FL	35,083	36,059	(2.7%)	14,523	14,148	2.7%	20,560	21,911	(6.2%)
Atlanta, GA	35,414	36,834	(3.9%)	14,181	14,179	0.0%	21,233	22,655	(6.3%)
Denver, CO	21,382	21,758	(1.7%)	7,251	6,964	4.1%	14,131	14,794	(4.5%)
Raleigh, NC	27,414	28,277	(3.1%)	10,172	9,851	3.3%	17,242	18,426	(6.4%)
Phoenix, AZ	15,253	16,259	(6.2%)	6,372	5,823	9.4%	8,881	10,436	(14.9%)
Austin, TX	16,924	17,590	(3.8%)	8,008	8,213	(2.5%)	8,916	9,377	(4.9%)
Other	8,570	8,684	(1.3%)	3,299	3,086	6.9%	5,271	5,598	(5.8%)

Total Same Property	$517,823	$534,356	(3.1%)	$203,481	$199,930	1.8%	$314,342	$334,426	(6.0%)

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included	Contribution (a)	2009	2008	Change	2009	2008	Change

D.C. Metro	4,157	16.2%	95.2%	95.5%	(0.3%)	$1,403	$1,437	(2.4%)
Las Vegas, NV	2,889	5.9%	92.3%	94.3%	(2.0%)	801	861	(7.0%)
Los Angeles/Orange County, CA	1,770	7.5%	93.7%	94.5%	(0.8%)	1,564	1,657	(5.6%)
San Diego/Inland Empire, CA	846	2.9%	92.6%	93.9%	(1.3%)	1,461	1,529	(4.4%)
Tampa, FL	4,965	8.6%	93.1%	93.5%	(0.4%)	755	795	(5.1%)
Dallas, TX	4,723	7.4%	92.8%	93.2%	(0.4%)	707	723	(2.2%)
Houston, TX	2,679	5.5%	94.8%	95.4%	(0.6%)	872	869	0.4%
SE Florida	2,520	8.4%	94.8%	95.2%	(0.4%)	1,364	1,457	(6.4%)
Charlotte, NC	3,286	7.0%	93.4%	93.6%	(0.2%)	839	918	(8.6%)
Orlando, FL	3,296	6.5%	93.5%	94.0%	(0.5%)	819	880	(6.9%)
Atlanta, GA	3,202	6.8%	93.3%	94.0%	(0.7%)	850	907	(6.3%)
Denver, CO	1,851	4.5%	94.3%	95.0%	(0.7%)	887	909	(2.4%)
Raleigh, NC	2,704	5.5%	93.9%	94.0%	(0.1%)	750	789	(4.9%)
Phoenix, AZ	1,441	2.8%	91.8%	93.0%	(1.2%)	800	890	(10.1%)
Austin, TX	1,645	2.8%	93.5%	94.7%	(1.2%)	777	812	(4.4%)
Other	696	1.7%	94.6%	94.8%	(0.2%)	958	977	(1.9%)

Total Same Property	42,670	100.0%	93.6%	94.2%	(0.6%)	$936	$984	(4.9%)

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
OPERATING DATA (a)	2009	2008		2009	2008
Property Revenues
Rental revenues	$6,649	$6,450		$26,271	$24,033
Other property revenues	1,141	936		4,488	3,490
Total property revenues	7,790	7,386		30,759	27,523

Property Expenses
Property operating and maintenance	2,478	2,544		9,681	8,798
Real estate taxes	892	748		3,560	2,733
Total property expenses	3,370	3,292		13,241	11,531

Net Operating Income (NOI)	4,420	4,094		17,518	15,992

Other expenses
Interest	2,135	2,537		8,460	9,262
Depreciation and amortization	2,124	1,983		8,151	7,235
Other	58	57		212	760
Total other expenses	4,317	4,577		16,823	17,257

Equity in income (loss) of joint ventures	$103	($483)		$695	($1,265)

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2009	2009	2009	2009	2008
BALANCE SHEET DATA (b)
Land	$221,570	$219,549	$215,497	$209,453	$217,730
Buildings and improvements	1,097,778	1,084,279	1,070,426	1,050,523	1,030,486
	1,319,348	1,303,828	1,285,923	1,259,976	1,248,216
Accumulated depreciation	(187,455)	(176,799)	(166,101)	(155,928)	(145,828)
Real estate assets, net	1,131,893	1,127,029	1,119,822	1,104,048	1,102,388
Properties under development and land	42,930	53,093	63,333	82,106	81,719
Cash and other assets, net	27,180	27,947	29,566	26,305	26,629
Total assets	$1,202,003	$1,208,069	$1,212,721	$1,212,459	$1,210,736

Notes payable	$980,944	$979,032	$1,001,462	$996,356	$984,200
Notes payable due to Camden	49,710	57,574	54,273	57,645	56,928
Other liabilities	19,425	21,319	19,791	21,647	24,578
Total liabilities	1,050,079	1,057,925	1,075,526	1,075,648	1,065,706

Members' equity	151,924	150,144	137,195	136,811	145,030
Total liabilities and members' equity	$1,202,003	$1,208,069	$1,212,721	$1,212,459	$1,210,736

Camden's equity investment	$43,542	$43,236	$22,334	$15,158	$15,106
Distributions in excess of investment in joint ventures	($31,410)	($30,507)	($30,287)	($31,318)	($30,105)

Camden's pro-rata share of debt (c)	$248,410	$232,716	$239,337	$239,377	$236,407

PROPERTY DATA (end of period)
Total operating properties	42	42	41	40	40
Total operating apartment homes	12,699	12,699	12,359	12,011	12,011
Pro rata share of operating apartment homes	2,758	2,615	2,513	2,443	2,443
Total development properties	1	1	2	3	3
Total development apartment homes	119	119	459	807	807
Pro rata share of development apartment homes	36	36	138	207	207

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden.

CAMDEN							CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2009 ($ in millions)

				Estimated/Actual Dates for
		Total	Total	Construction	Initial	Construction	Stabilized	As of 01/31/10
Completed Communities		Homes	Cost	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Dulles Station	366	$72.3	1Q06	2Q08	1Q09	2Q10	85%	85%
	Oak Hill, VA

Total Completed Communities		366	$72.3					85%	85%

							Estimated/Actual Dates for
		Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized	As of 01/31/10
Development Communities		Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION

2.	Camden Travis Street (a)	253	$39.0	$29.5	$8.6	3Q08	4Q09	1Q10	1Q11	31%	16%
	Houston, TX

Total Development Communities		253	$39.0	$29.5	$8.6					31%	16%

Additional land (b)					193.0

Total Properties Under Development and Land (per Balance Sheet)					$201.6

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
	Total Cost	4Q09 NOI
Development Communities stabilized at quarter end	$45.5	$0.5
Completed Communities in lease-up	72.3	0.8
Development Communities	29.5	0.0
Total Development NOI Contribution	$147.3	$1.3

(a) Camden Travis Street is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.
(b) Please refer to the development pipeline and land summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN						JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2009 ($ in millions)

				Estimated/Actual Dates for
Joint Venture Camden Developed Communities Completed		Total	Total	Construction	Initial	Construction	Stabilized	As of 01/31/10
		Homes	Cost	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Amber Oaks	348	$35.2	4Q07	4Q08	2Q09	3Q10	80%	80%
	Austin, TX
Total Joint Venture Camden Developed Communities Completed		348	$35.2					80%	80%

				Camden
				Cash	Estimated/Actual Dates for
Joint Venture Third Party Developed Communities Completed		Total	Total	Equity	Construction	Initial	Construction	Stabilized	As of 01/31/10
		Homes	Cost	Invested	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Braeswood Place	340	$50.3	$10.9	1Q07	1Q09	3Q09	4Q10	64%	60%
	Houston, TX
Total Joint Venture Third Party Developed Communities Completed		340	$50.3	$10.9					64%	60%

					Camden
Joint Venture Third Party Developed Communities Under Construction					Cash	Camden	Estimated/Actual Dates for				As of 01/31/10
		Total Homes	Total Budget	Cost to Date	Equity Invested	Mezzanine Invested	Construction Start	Initial Occupancy	Construction Completion	Stabilized Operations	% Leased	% Occupied

1.	Belle Meade	119	$33.2	$36.7	$1.4	$7.8	4Q07	3Q09	1Q10	3Q10	32%	21%
	Houston, TX
Total Joint Venture Third Party Developed Communities Under Construction		119	$33.2	$36.7	$1.4	$7.8					32%	21%

				Camden
				Cash	Camden
Joint Venture Third Party Developed Pipeline Communities		Total	Cost	Equity	Mezzanine
		Acres	to Date	Invested	Invested

1.	Lakes at 610	6.1	$7.1	$1.1	$3.1
	Houston, TX
Total Joint Venture Third Party Developed Pipeline Communities		6.1	$7.1	$1.1	$3.1

				Camden	Estimated
				Cash	Guaranteed
Joint Venture Third Party Developed Impaired Communities		Total	Cost	Equity	Debt	4Q09
		Acres	to Date	Invested	Payment	Impairment

1.	Town Lake	25.9	$40.9	$9.3	$4.2	$13.4
	Austin, TX
Total Joint Venture Third Party Developed Impaired Communities		25.9	$40.9	$9.3	$4.2	$13.4

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

DEVELOPMENT PIPELINE AND LAND AS OF DECEMBER 31, 2009 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden Lake Nona	432	$24.0
	Orlando, FL
2.	Camden Noma I	313	27.0
	Washington, DC
3.	Camden Royal Oaks II	100	4.3
	Houston, TX
4.	Camden Countryway	348	17.7
	Tampa, FL
5.	Camden Celebration	438	16.6
	Orlando, FL

Development Pipeline		1,631	$89.6

Other (b)			$103.4

Total Development Pipeline and Land			$193.0

(a)	Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b)	Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN					REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF DECEMBER 31, 2009 ($ in millions)

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	4Q09 Average
Communities Under Redevelopment		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Foxcroft	156	156	$1.4	$1.4	4Q07	2Q09	2Q09	94%
	Charlotte, NC

2.	Camden Valley Park	516	469	5.5	4.6	2Q08	3Q10	3Q10	81%
	Irving, TX

Total Communities Under Redevelopment		672	625	$6.9	$6.0				84%

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF DECEMBER 31, 2009 ($ in thousands)

			12/31/09	12/31/09	09/30/09
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance

Irvine, CA	Multifamily	Stable	290	$20,847	$21,352
Houston, TX	Multifamily	Stable/Development/Predevelopment	709	15,491	23,606
College Park, MD	Multifamily	Stable	508	9,509	9,506

Total Notes Receivable:			1,507	$45,847	$54,462

Weighted Average Interest Rate Recognized:				4.5%	4.1%

CAMDEN			ACQUISITIONS & DISPOSITIONS

(Unaudited)

2009 ACQUISITION/DISPOSITION ACTIVITY

Dispositions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden West Oaks	Houston, TX	Multifamily	671	1982	06/30/09

Total Disposition Volume:	$28.7	million	671 apartment homes

CAMDEN					DEBT ANALYSIS
						(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2009:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2010	$3,986	$0	$137,571	$141,557	5.4%	5.7%
2011	3,489	26,767	122,966	153,222	5.8%	6.3%
2012	2,697	69,541	689,667	761,905	29.0%	5.4%
2013	1,386	25,831	200,000	227,217	8.7%	5.4%
2014	1,313	8,827	0	10,140	0.4%	6.0%
Thereafter	34,408	800,000	496,750	1,331,158	50.7%	4.6%
Total Maturing Debt	$47,279	$930,966	$1,646,954	$2,625,199	100.0%	5.1%

Unsecured Line of Credit	0	0	0	0	0.0%	N/A
Total Debt	$47,279	$930,966	$1,646,954	$2,625,199	100.0%	5.1%

Weighted Average Maturity of Debt		5.6 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$228,390	8.7%	1.2%	10.1 Years
Fixed rate debt		2,396,809	91.3%	5.5%	5.2 Years
Total		$2,625,199	100.0%	5.1%	5.6 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,645,926	62.7%	5.6%	3.7 Years
Secured debt		979,273	37.3%	4.3%	8.8 Years
Total		$2,625,199	100.0%	5.1%	5.6 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (a)		$750,883	76.7%	5.2%	8.3 Years
Conventional variable-rate mortgage debt (a)		186,900	19.1%	1.1%	8.3 Years
Tax exempt variable rate debt		41,490	4.2%	1.7%	18.5 Years
Total		$979,273	100.0%	4.3%	8.8 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		37,215	73.2%	$3,974,475	72.8%
Encumbered real estate assets		13,625	26.8%	1,487,151	27.2%
Total		50,840	100.0%	$5,461,626	100.0%

				Ratio of unencumbered assets at cost to unsecured debt is		2.4 times

(a) Mortgage debt includes a construction loan for Camden Travis Street with a $26.8MM balance at 12/31/09, of which $14.9MM was fixed utilizing an interest rate swap.
(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
					(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2010 AND 2011:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
1Q 2010	$1,030	$0	$55,270	$56,300	4.4%
2Q 2010	1,016	0	0	1,016	N/A
3Q 2010	971	0	82,301	83,272	6.5%
4Q 2010	969	0	0	969	N/A
2010	$3,986	$0	$137,571	$141,557	5.7%

1Q 2011	$1,003	$0	$87,966	$88,969	7.7%
2Q 2011	918	0	35,000	35,918	5.0%
3Q 2011	772	26,767	0	27,539	3.5%
4Q 2011	796	0	0	796	N/A
2011	$3,489	$26,767	$122,966	$153,222	6.3%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	< 60%	49%	Yes

Secured Debt to Gross Asset Value	< 40%	18%	Yes

Consolidated EBITDA to Total Fixed Charges	> 150%	223%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	> 200%	270%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	< 60%	46%	Yes

Total Secured Debt to Total Asset Value	< 40%	17%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	> 150%	254%	Yes

Consolidated Income Available for Debt Service to Total	> 150%	246%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT ANALYSIS
					(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2009:

	Future Scheduled Repayments				Weighted Average
		Secured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Total	of Total	Maturing Debt
2010	$370	$101,011	$101,381	40.8%	1.6%
2011	419	5,284	5,703	2.3%	1.8%
2012	461	111,275	111,736	45.0%	5.1%
2013	548	0	548	0.2%	N/A
2014	522	11,710	12,232	4.9%	5.7%
Thereafter	4,878	11,932	16,810	6.8%	3.1%
Total Maturing Debt	$7,198	$241,212	$248,410	100.0%	3.5%

Subscription line of credit (b)	0	0	0	0.0%	N/A
Total Debt	$7,198	$241,212	$248,410	100.0%	3.5%

Weighted Average Maturity of Debt (a)		2.4 Years

Total Recourse Exposure (c)		$57,016

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$120,854	48.7%	1.6%	1.7 Years
Fixed rate debt		127,556	51.3%	5.3%	3.1 Years
Total		$248,410	100.0%	3.5%	2.4 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$127,556	51.4%	5.3%	3.1 Years
Conventional variable-rate mortgage debt		9,980	4.0%	1.7%	4.5 Years
Tax exempt variable rate debt		4,579	1.8%	1.1%	22.3 Years
Variable-rate construction loans (d)		106,295	42.8%	1.6%	0.6 Years
Subscription line of credit		0	0.0%	1.5%	0.6 Years
Total		$248,410	100.0%	3.5%	2.4 Years

REAL ESTATE ASSETS: (e)		Total Homes	Total Cost
Operating real estate assets		12,699	$1,277,574
Development real estate assets		119	36,661
Predevelopment and impaired real estate assets		____-	48,043
Total		12,818	$1,362,278

(a) Excluding extension options.
(b) As of December 31, 2009 there were no borrowings drawn under the subscription secured line of credit with $15,000 in total capacity. Camden has a 20%
ownership interest in the borrowing entity.
(c) Represents Camden's potential liability under joint venture construction loan guarantees as of December 31, 2009.
(d) Excludes Camden's pro-rata share of Notes Payable due to Camden.
(e) Balance sheet and property data reported at 100%.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT MATURITY ANALYSIS
			(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2010 and 2011: (a)

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
1Q 2010	$94	$0	$94	N/A
2Q 2010	90	42,587	42,677	1.9%
3Q 2010	91	32,603	32,694	1.4%
4Q 2010	95	25,821	25,916	1.3%
2010	$370	$101,011	$101,381	1.6%

1Q 2011	$100	$5,284	$5,384	1.8%
2Q 2011	99	0	99	N/A
3Q 2011	108	0	108	N/A
4Q 2011	112	0	112	N/A
2011	$419	$5,284	$5,703	1.8%

(a) 3Q 2010 maturities include a subscription secured line of credit with $0 (Camden's 20% pro-rata share) outstanding as of December 31, 2009. The line of credit has $15,000 in total capacity.

CAMDEN			CAPITALIZED EXPENDITURES
			& MAINTENANCE EXPENSE
			(In thousands, except unit data)

(Unaudited)
	Fourth Quarter 2009 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$2,473	$49	$869	$17
Appliances	9.4 years	656	13	185	4
Painting	-	-	-	1,527	30
Cabinetry/Countertops	10.0 years	217	4	-	-
Other	8.6 years	866	17	417	8
Exteriors
Painting	5.0 years	30	1	-	-
Carpentry	10.0 years	419	8	-	-
Landscaping	5.8 years	360	7	2,341	46
Roofing	20.0 years	403	8	143	3
Site Drainage	10.0 years	66	1	-	-
Fencing/Stair	10.0 years	87	2	-	-
Other (c)	7.5 years	994	20	2,558	51
Common Areas
Mech., Elec., Plumbing	9.6 years	746	15	813	16
Parking/Paving	5.0 years	63	1	-	-
Pool/Exercise/Facility	7.6 years	385	8	240	5

		$7,765	$154	$9,093	$180

Weighted Average Apartment Homes			50,515		50,515

	Year to Date 2009 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$9,631	$190	$3,314	$65
Appliances	9.4 years	2,277	45	697	14
Painting	-	-	-	5,964	118
Cabinetry/Countertops	10.0 years	842	17	-	-
Other	8.6 years	3,013	60	1,787	35
Exteriors
Painting	5.0 years	458	9	-	-
Carpentry	10.0 years	1,513	30	-	-
Landscaping	5.8 years	1,064	21	10,138	200
Roofing	20.0 years	1,257	25	308	6
Site Drainage	10.0 years	230	5	-	-
Fencing/Stair	10.0 years	465	9	-	-
Other (c)	7.5 years	3,312	65	10,548	208
Common Areas
Mech., Elec., Plumbing	9.6 years	2,957	58	3,129	62
Parking/Paving	5.0 years	293	6	-	-
Pool/Exercise/Facility	7.6 years	1,661	33	1,310	26

		$28,973	$572	$37,195	$735

Weighted Average Apartment Homes			50,608		50,608

(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $0 and $87 for the three and twelve months ended December 31, 2009. Maintenance expenses for discontinued operations were $0 and $183 for the same periods.
(b) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2009.
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	2010 Financial Outlook
	as of February 8, 2010

(Unaudited)

2009 Reported FFO, Adjusted for Non-Routine Items

	Total	Per Share
2009 Reported FFO	$109,947	$1.68
Adjustments for non-routine items:
Plus: Impairment associated with land development activities	85,614	1.31
Plus: Loss on early retirement of debt	2,550	0.04

2009 FFO adjusted for non-routine items	$198,111	$3.04

2009 Fully Diluted Shares Outstanding - FFO		65,266

December 31, 2009 Fully Diluted Shares Outstanding - FFO		69,190

2009 FFO adjusted for non-routine items and December 31, 2009 Fully Diluted Shares Outstanding - FFO		$2.86

2010 Financial Outlook

Earnings Guidance - Per Diluted Share
Expected net income attributable to common shareholders per share - diluted		$(0.24) - $0.06
Expected real estate depreciation		$2.43
Expected adjustments for unconsolidated joint ventures		$0.13
Expected income allocated to noncontrolling interests		$0.03
Expected FFO per share - diluted		$2.35 - $2.65

"Same Property" Communities
Number of Units		47,359
2009 Base Net Operating Income		$353 million
Total Revenue Growth		(4.25%) - (2.25%)
Total Expense Growth		2.00% - 3.50%
Net Operating Income Growth		(8.50%) - (5.50%)
Physical Occupancy		94.00%
∙ Impact from 1.0% change in NOI Growth is approximately $0.05 / share

Acquisitions/Dispositions
Future Dispositions Volume		$0 - $100 million
Future Acquisitions Volume (consolidated on balance sheet)		$0 - $100 million
Future Acquisitions Volume (joint venture)		$200 - $500 million

Development
Development Starts (consolidated on balance sheet)		$0 - $150 million
Development Starts (joint venture)		$0 - $150 million
2010 Incremental FFO Dilution vs. 2009 from Impaired Assets (excludes 2009 impairment loss on land)		($6.5 million)

Capitalized Maintenance Expenditures		$35 - $40 million

Non-Property Income
Non-Property Income, Net		$5 - $7 million
Includes: Fee and asset management income, net of expenses and
Interest and other income

Corporate Expenses
General and Administrative and Property Management Expense		$48 - $52 million

Debt
Capitalized Interest		$4 - $6 million
Expensed Interest		$127 - $130 million
30 Day LIBOR (average)		0.58%

Note: Please refer to pages 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN			NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net income (loss) attributable to common shareholders	($79,286)	($34,909)	($50,800)	$70,973
Real estate depreciation and amortization from continuing operations	42,773	42,403	170,480	168,264
Real estate depreciation from discontinued operations	-	-	-	2,745
Adjustments for unconsolidated joint ventures	1,988	1,960	7,800	7,103
Income (loss) allocated to noncontrolling interests	(1,794)	573	(646)	3,617
Gain (loss) on sale of operating properties, net of taxes	-	-	-	(2,929)
Gain (loss) on sale of discontinued operations	-	77	(16,887)	(80,188)
Funds from operations - diluted	($36,319)	$10,104	$109,947	$169,585

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	66,134	55,401	62,359	55,272
FFO diluted	69,119	58,398	65,266	58,528

Net income attributable to common shareholders - diluted	($1.19)	($0.63)	($0.80)	$1.28
FFO per common share - diluted	($0.53)	$0.17	$1.68	$2.90

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	1Q10 Range		2010 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	($0.01)	$0.03	($0.24)	$0.06
Expected real estate depreciation	0.61	0.61	2.43	2.43
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.13	0.13
Expected income allocated to noncontrolling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	0.64	0.68	$2.35	$2.65

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net income (loss) attributable to common shareholders	($79,286)	($34,909)	($50,800)	$70,973
Less: Fee and asset management income	(1,915)	(2,274)	(8,008)	(9,167)
Less: Interest and other income	(412)	(1,077)	(2,826)	(4,736)
Less: (Income) loss on deferred compensation plans	(2,907)	13,713	(14,609)	33,443
Plus: Property management expense	5,016	4,722	18,864	19,910
Plus: Fee and asset management expense	1,366	1,435	4,878	6,054
Plus: General and administrative expense	8,233	7,699	31,243	31,586
Plus: Interest expense	30,932	33,702	128,296	132,399
Plus: Depreciation and amortization	43,919	43,300	174,682	171,814
Plus: Amortization of deferred financing costs	1,569	837	3,925	2,958
Plus: (Expense) benefit on deferred compensation plans	2,907	(13,713)	14,609	(33,443)
Less: Gain on sale of properties, including land	-	-	-	(2,929)
Less: (Gain) loss on early retirement of debt	-	(8,828)	2,550	(13,566)
Less: Equity in (income) loss of joint ventures	(103)	483	(695)	1,265
Plus: Impairment associated with land development activities	85,614	51,323	85,614	51,323
Plus: Income allocated to perpetual preferred units	1,750	1,750	7,000	7,000
Plus: Income (loss) allocated to noncontrolling interests	(1,851)	652	(403)	4,052
Plus: Income tax expense - current	195	327	967	843
Less: Income from discontinued operations	-	(619)	(1,341)	(4,847)
Less: (Gain) loss on sale of discontinued operations	-	77	(16,887)	(80,198)
Net Operating Income (NOI)	$95,027	$98,600	$377,059	$384,734

"Same Property" Communities	$78,257	$82,810	$314,342	$334,426
Non-"Same Property" Communities	14,758	13,791	55,969	43,833
Development and Lease-Up Communities	797	450	2,499	698
Redevelopment Communities	787	744	2,886	3,000
Dispositions / Other	428	805	1,363	2,777
Net Operating Income (NOI)	$95,027	$98,600	$377,059	$384,734

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, gain on sale of real estate assets, impairment associated with land development activities, (gain) loss on early retirement of debt, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net income (loss) attributable to common shareholders	($79,286)	($34,909)	($50,800)	$70,973
Plus: Interest expense	30,932	33,702	128,296	132,865
Plus: Amortization of deferred financing costs	1,569	837	3,925	2,958
Plus: Depreciation and amortization	43,919	43,300	174,682	171,814
Plus: Income allocated to perpetual preferred units	1,750	1,750	7,000	7,000
Plus: Income (loss) allocated to noncontrolling interests	(1,851)	652	(403)	4,052
Plus: Income tax expense - current	195	327	967	843
Plus: Real estate depreciation and amortization from discontinued operations	-	-	-	2,762
Less: Gain on sale of properties, including land	-	-	-	(2,929)
Less: (Gain) loss on early retirement of debt	-	(8,828)	2,550	(13,566)
Less: Equity in (income) loss of joint ventures	(103)	483	(695)	1,265
Plus: Impairment associated with land development activities	85,614	51,323	85,614	51,323
Less: (Gain) loss on sale of discontinued operations	-	77	(16,887)	(80,198)
EBITDA	$82,739	$88,714	$334,249	$349,162

CAMDEN						OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q1 '10	Q2 '10	Q3 '10	Q4 '10
Earnings release & conference call		Early May	Early Aug	Late Oct	Early Feb

Dividend Information - Common Shares:		Q1 '09	Q2 '09	Q3 '09	Q4 '09
Declaration Date		03/16/09	06/15/09	09/15/09	12/07/09
Record Date		03/31/09	06/30/09	09/30/09	12/21/09
Payment Date		04/17/09	07/17/09	10/16/09	01/18/10
Distributions Per Share		$0.70	$0.45	$0.45	$0.45

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo		Chairman & Chief Executive Officer
D. Keith Oden		President
H. Malcolm Stewart		Chief Operating Officer
Dennis M. Steen		Chief Financial Officer
Kimberly A. Callahan		Vice President - Investor Relations

CAMDEN							COMMUNITY TABLE
						Community Statistics as of 12/31/09

(Unaudited)							4Q09 Avg
			Year Placed	Average	Apartment	4Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	$728	$0.93
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	89%	656	0.63
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	842	0.79
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	93%	734	0.79
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	854	0.82
Camden Sierra (1)	Peoria	AZ	1997	925	288	90%	641	0.69
Camden Towne Center (1)	Glendale	AZ	1998	871	240	90%	661	0.76
Camden Vista Valley	Mesa	AZ	1986	923	357	89%	607	0.66
TOTAL ARIZONA	8 Properties			951	2,433	92%	725	0.76

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,507	1.49
Camden Harbor View	Long Beach	CA	2004	975	538	95%	1,874	1.92
Camden Main and Jamboree (1)	Irvine	CA	2008	1,011	290	95%	1,892	1.87
Camden Martinique	Costa Mesa	CA	1986	794	714	93%	1,256	1.58
Camden Parkside (1)	Fullerton	CA	1972	836	421	93%	1,166	1.39
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,446	1.62
Total Los Angeles/Orange County	6 Properties			904	2,481	94%	1,498	1.66

Camden Old Creek	San Marcos	CA	2007	1,037	350	94%	1,505	1.45
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	92%	1,478	1.54
Camden Tuscany	San Diego	CA	2003	896	160	94%	1,768	1.97
Camden Vineyards	Murrieta	CA	2002	1,053	264	90%	1,158	1.10
Total San Diego/Inland Empire	4 Properties			995	1,196	92%	1,454	1.46

TOTAL CALIFORNIA	10 Properties			934	3,677	94%	1,484	1.59

Camden Caley	Englewood	CO	2000	925	218	93%	863	0.93
Camden Centennial	Littleton	CO	1985	744	276	91%	650	0.87
Camden Denver West (1)	Golden	CO	1997	1,015	320	94%	1,021	1.01
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	94%	1,044	0.91
Camden Interlocken	Broomfield	CO	1999	1,022	340	95%	1,049	1.03
Camden Lakeway	Littleton	CO	1997	932	451	92%	876	0.94
Camden Pinnacle	Westminster	CO	1985	748	224	91%	648	0.87
TOTAL COLORADO	7 Properties			949	2,171	93%	897	0.95

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	95%	1,282	1.21
Camden Clearbrook	Frederick	MD	2007	1,048	297	96%	1,190	1.14
Camden College Park (1)	College Park	MD	2008	942	508	90%	1,560	1.66
Camden Dulles Station (2)	Oak Hill	VA	2009	984	366	Lease-up	1,451	1.47
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	94%	1,443	1.37
Camden Fairfax Corner	Fairfax	VA	2006	934	488	95%	1,481	1.59
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,493	1.50
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,196	3.26
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,218	1.21
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	93%	1,473	1.43
Camden Monument Place	Fairfax	VA	2007	856	368	94%	1,365	1.59
Camden Potomac Yard	Arlington	VA	2008	835	378	94%	1,785	2.14
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,229	2.60
Camden Russett	Laurel	MD	2000	992	426	95%	1,302	1.31
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,213	1.24
Camden Summerfield	Landover	MD	2008	957	291	88%	1,522	1.59
Camden Westwind	Ashburn	VA	2006	1,036	464	95%	1,219	1.18
TOTAL DC METRO	17 Properties			969	6,068	94%	1,439	1.48

Camden Aventura	Aventura	FL	1995	1,108	379	93%	1,289	1.16
Camden Brickell	Miami	FL	2003	937	405	95%	1,294	1.38
Camden Doral	Miami	FL	1999	1,120	260	94%	1,393	1.24
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,508	1.20
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	94%	1,489	1.43
Camden Plantation	Plantation	FL	1997	1,201	502	94%	1,226	1.02
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	1,233	1.11
Total Southeast Florida	7 Properties			1,103	2,520	95%	1,334	1.21

Camden Club	Longwood	FL	1986	1,077	436	95%	810	0.75
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	94%	913	0.85
Camden Lago Vista	Orlando	FL	2005	955	366	94%	858	0.90
Camden Landings	Orlando	FL	1983	748	220	93%	653	0.87
Camden Lee Vista	Orlando	FL	2000	937	492	92%	806	0.86
Camden Orange Court	Orlando	FL	2008	812	261	94%	1,032	1.29
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	92%	745	0.83
Camden Reserve	Orlando	FL	1990/1991	824	526	93%	703	0.85
Camden World Gateway	Orlando	FL	2000	979	408	90%	880	0.90
Total Orlando	9 Properties			928	3,557	93%	811	0.87

CAMDEN							COMMUNITY TABLE
						Community Statistics as of 12/31/09

(Unaudited)							4Q09 Avg
			Year Placed	Average	Apartment	4Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	94%	782	0.83
Camden Bay Pointe	Tampa	FL	1984	771	368	89%	645	0.84
Camden Bayside	Tampa	FL	1987/1989	748	832	93%	690	0.92
Camden Citrus Park	Tampa	FL	1985	704	247	92%	627	0.89
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	91%	630	0.86
Camden Lakeside	Brandon	FL	1986	729	228	91%	694	0.95
Camden Live Oaks	Tampa	FL	1990	1,093	770	93%	762	0.70
Camden Preserve	Tampa	FL	1996	942	276	92%	962	1.02
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	838	0.82
Camden Royal Palms	Brandon	FL	2006	1,017	352	93%	900	0.88
Camden Westshore	Tampa	FL	1986	728	278	93%	769	1.06
Camden Woods	Tampa	FL	1986	1,223	444	94%	771	0.63
Total Tampa/St. Petersburg	12 Properties			897	5,503	93%	744	0.83

TOTAL FLORIDA	28 Properties			951	11,580	93%	893	0.94

Camden Brookwood	Atlanta	GA	2002	912	359	93%	892	0.98
Camden Dunwoody	Atlanta	GA	1997	1,007	324	94%	839	0.83
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	859	0.72
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	93%	935	1.00
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	93%	823	0.80
Camden River	Duluth	GA	1997	1,103	352	95%	799	0.72
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	93%	785	0.69
Camden St. Clair	Atlanta	GA	1997	999	336	93%	859	0.86
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	91%	720	0.71
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	90%	702	0.61
TOTAL GEORGIA	10 Properties			1,042	3,202	93%	823	0.79

Camden Brookside (1)	Louisville	KY	1987	732	224	89%	616	0.84
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	96%	659	0.88
Camden Oxmoor (1)	Louisville	KY	2000	903	432	95%	791	0.88
Camden Prospect Park (1)	Louisville	KY	1990	916	138	93%	746	0.81
TOTAL KENTUCKY	4 Properties			820	1,194	94%	709	0.86

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	95%	646	0.77
Total Kansas City	1 Property			834	596	95%	646	0.77

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	90%	602	0.71
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	95%	830	1.00
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	94%	734	0.77
Camden Westchase (1)	St. Louis	MO	1986	945	160	94%	830	0.88
Total St. Louis	4 Properties			896	1,447	93%	725	0.81

TOTAL MISSOURI	5 Properties			878	2,043	93%	702	0.80

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	92%	772	0.82
Camden Breeze	Las Vegas	NV	1989	846	320	91%	764	0.90
Camden Canyon	Las Vegas	NV	1995	987	200	94%	901	0.91
Camden Commons	Henderson	NV	1988	936	376	89%	786	0.84
Camden Cove	Las Vegas	NV	1990	898	124	91%	773	0.86
Camden Del Mar	Las Vegas	NV	1995	986	560	93%	921	0.93
Camden Fairways	Henderson	NV	1989	896	320	93%	909	1.01
Camden Hills	Las Vegas	NV	1991	439	184	90%	563	1.28
Camden Legends	Henderson	NV	1994	792	113	93%	832	1.05
Camden Palisades	Las Vegas	NV	1991	905	624	91%	772	0.85
Camden Pines (1)	Las Vegas	NV	1997	982	315	93%	836	0.85
Camden Pointe	Las Vegas	NV	1996	983	252	92%	802	0.82
Camden Summit (1)	Henderson	NV	1995	1,187	234	93%	1,127	0.95
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	92%	889	0.85
Camden Vintage	Las Vegas	NV	1994	978	368	91%	760	0.78
Oasis Bay (1)	Las Vegas	NV	1990	876	128	94%	793	0.91
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	93%	816	0.83
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	89%	692	0.79
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	91%	835	0.73
Oasis Island (1)	Las Vegas	NV	1990	901	118	90%	683	0.76
Oasis Landing (1)	Las Vegas	NV	1990	938	144	90%	751	0.80
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	88%	766	0.74
Oasis Palms (1)	Las Vegas	NV	1989	880	208	88%	699	0.79
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	92%	757	0.81
Oasis Place (1)	Las Vegas	NV	1992	440	240	89%	553	1.26
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	86%	460	1.18
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	91%	838	0.91
Oasis Springs (1)	Las Vegas	NV	1988	838	304	86%	660	0.79
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	88%	781	0.68
TOTAL NEVADA	29 Properties			903	8,016	91%	777	0.86

CAMDEN							COMMUNITY TABLE
					Community Statistics as of 12/31/09

(Unaudited)							4Q09 Avg
			Year Placed	Average	Apartment	4Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	94%	787	0.75
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,086	1.20
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,041	1.22
Camden Fairview	Charlotte	NC	1983	1,036	135	98%	755	0.73
Camden Forest	Charlotte	NC	1989	703	208	88%	562	0.80
Camden Foxcroft	Charlotte	NC	1979	940	156	94%	699	0.74
Camden Grandview	Charlotte	NC	2000	1,057	266	97%	1,158	1.10
Camden Habersham	Charlotte	NC	1986	773	240	93%	581	0.75
Camden Park Commons	Charlotte	NC	1997	861	232	92%	634	0.74
Camden Pinehurst	Charlotte	NC	1967	1,147	407	93%	705	0.61
Camden Sedgebrook	Charlotte	NC	1999	972	368	93%	728	0.75
Camden Simsbury	Charlotte	NC	1985	874	100	94%	689	0.79
Camden South End Square	Charlotte	NC	2003	882	299	94%	946	1.07
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	842	0.77
Camden Touchstone	Charlotte	NC	1986	899	132	96%	705	0.78
Total Charlotte	15 Properties			961	3,574	94%	795	0.83

Camden Crest	Raleigh	NC	2001	1,013	438	93%	717	0.71
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	93%	780	0.75
Camden Lake Pine	Apex	NC	1999	1,066	446	93%	741	0.70
Camden Manor Park	Raleigh	NC	2006	966	484	95%	774	0.80
Camden Overlook	Raleigh	NC	2001	1,060	320	94%	820	0.77
Camden Reunion Park	Apex	NC	2000/2004	972	420	91%	642	0.66
Camden Westwood	Morrisville	NC	1999	1,027	354	91%	718	0.70
Total Raleigh	7 Properties			1,017	2,704	93%	737	0.73

TOTAL NORTH CAROLINA	22 Properties			985	6,278	94%	770	0.78

Camden Cedar Hills	Austin	TX	2008	911	208	95%	896	0.98
Camden Gaines Ranch	Austin	TX	1997	955	390	93%	919	0.96
Camden Huntingdon	Austin	TX	1995	903	398	93%	698	0.77
Camden Laurel Ridge	Austin	TX	1986	702	183	93%	568	0.81
Camden Ridgecrest	Austin	TX	1995	855	284	93%	660	0.77
Camden South Congress (1)	Austin	TX	2001	975	253	94%	1,262	1.29
Camden Stoneleigh	Austin	TX	2001	908	390	93%	823	0.91
Total Austin	8 Properties			894	2,454	93%	828	0.93

Camden Breakers	Corpus Christi	TX	1996	868	288	95%	861	0.99
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	94%	657	0.85
Camden Miramar (3)	Corpus Christi	TX	1994-2004	482	778	98%	914	1.90
Total Corpus Christi	3 Properties			632	1,410	94%	841	1.33

Camden Addison (1)	Addison	TX	1996	942	456	92%	777	0.83
Camden Buckingham	Richardson	TX	1997	919	464	93%	760	0.83
Camden Centreport	Ft. Worth	TX	1997	911	268	91%	750	0.82
Camden Cimarron	Irving	TX	1992	772	286	93%	762	0.99
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	863	0.93
Camden Gardens	Dallas	TX	1983	652	256	94%	537	0.82
Camden Glen Lakes	Dallas	TX	1979	877	424	93%	740	0.84
Camden Legacy Creek	Plano	TX	1995	831	240	95%	795	0.96
Camden Legacy Park	Plano	TX	1996	871	276	93%	820	0.94
Camden Oasis	Euless	TX	1986	548	602	79%	543	0.99
Camden Springs	Dallas	TX	1987	713	304	90%	547	0.77
Camden Valley Creek	Irving	TX	1984	855	380	93%	644	0.75
Camden Valley Park (4)	Irving	TX	1986	743	516	81%	696	0.94
Camden Valley Ridge	Irving	TX	1987	773	408	91%	572	0.74
Camden Westview	Lewisville	TX	1983	697	335	88%	580	0.83
Total Dallas/Ft. Worth	15 Properties			808	6,119	91%	703	0.87

CAMDEN								COMMUNITY TABLE
							Community Statistics as of 12/31/09

(Unaudited)								4Q09 Avg
				Year Placed	Average	Apartment	4Q09 Avg	Monthly Rental Rates
Community Name		City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

	Braeswood Place (1) (2)	Houston	TX	2009	1,042	340	Lease-up	1,439	1.38
	Camden Baytown	Baytown	TX	1999	844	272	91%	848	1.01
	Camden City Centre	Houston	TX	2007	932	379	95%	1,310	1.41
	Camden Creek	Houston	TX	1984	639	456	90%	581	0.91
	Camden Greenway	Houston	TX	1999	861	756	94%	1,018	1.18
	Camden Holly Springs (1)	Houston	TX	1999	934	548	95%	866	0.93
	Camden Midtown	Houston	TX	1999	844	337	96%	1,181	1.40
	Camden Oak Crest	Houston	TX	2003	870	364	95%	816	0.94
	Camden Park (1)	Houston	TX	1995	866	288	96%	772	0.89
	Camden Plaza (1)	Houston	TX	2007	915	271	93%	1,230	1.35
	Camden Royal Oaks	Houston	TX	2006	923	236	90%	1,091	1.18
	Camden Steeplechase	Houston	TX	1982	748	290	87%	627	0.84
	Camden Stonebridge	Houston	TX	1993	845	204	95%	801	0.95
	Camden Sugar Grove (1)	Stafford	TX	1997	921	380	92%	854	0.93
	Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,115	1.29
	Camden Whispering Oaks	Houston	TX	2008	934	274	93%	1,011	1.08
	Total Houston	16 Properties			870	6,289	93%	982	1.13

	TOTAL TEXAS	42 Properties			830	16,272	92%	842	1.01

TOTAL PROPERTIES		183 Properties			918	63,286	93%	$922	$1.00

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of December 31, 2009 are excluded from total occupancy numbers.
(3)	Miramar is a student housing community which is excluded from total occupancy numbers.
(4)	Communities under redevelopment during 4Q09 are excluded from total occupancy numbers.